UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT of 1934

DATE OF REPORT (Date of earliest event reported): July 24, 2003

Anthony & Sylvan Pools Corporation

(Exact name of registrant as specified in its charter)

Commission File No. 000-26991

Ohio (State of Incorporation)	31-1522456 (IRS Employer Identification No.)

6690 Beta Drive, Mayfield Village, Ohio (Address of Principal Executive Offices)	44143 (Zip Code)

Registrant’s telephone number, including area code: (440) 720-3301

NOT APPLICABLE

(Former name or former address, if changed since last report)

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Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits – The following exhibit is provided as part of the information furnished under Item 9 and Item 12 of this Current Report on Form 8-K:

Exhibit	Description

99.1	Anthony & Sylvan Pools Corporation press release dated July 24, 2003 announcing 2003 second quarter and six months results

Item 9.	Regulation FD Disclosure

The following information is being furnished under Items 9 and 12 of Form 8-K: On July 24, 2003, Anthony & Sylvan Pools Corporation (the “registrant”) issued a press release setting forth its June 30, 2003 second quarter and six months financial results. A copy of registrant’s press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANTHONY & SYLVAN POOLS CORPORATION Registrant

By:	/s/ WILLIAM J. EVANSON
William J. Evanson
Executive Vice President and Chief Financial Officer

Dated: July 25, 2003

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[Exhibit Index]

Item No.	Description
99.1	Press Release, dated July 24, 2003

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